Exhibit 10.17

Portions of this exhibit have been omitted and filed separately pursuant to an application for confidential treatment filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Omissions are designated as [***].

TENTH AMENDMENT TO COST SHARING AND IRU AGREEMENT

THIS TENTH AMENDMENT TO COST SHARING AND IRU AGREEMENT (this “Tenth Amendment”) is made and entered into as of the 27th day of August, 2003, by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company, (“Grantor”) and CABLE & WIRELESS USA, INC., a Delaware corporation, (“Grantee”).

RECITALS

Grantor and Grantee entered into that certain Cost Sharing and IRU Agreement dated May 25, 1999, as amended (collectively, the “Agreement”).

In consideration of the following mutual covenants and obligations and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor and Grantee hereby agree as follows:

ARTICLE I

DEFINITION OF COSTS

1.01    The definition of Costs in Section 1.09 of the Agreement is deleted and replaced with the following:

[***].

ARTICLE 2

LATERAL SEGMENTS

2.01    The parties desire to change the provisions respecting the construction, payment and other terms related to additional commercial building. As such, the parties agree to the following changes:

(a) Section 10.05, as amended, of the Agreement is hereby deleted and replaced with the provisions set forth in Exhibit “A” to this Tenth Amendment attached hereto.

(b) Section 10.06 of the Agreement is hereby deleted and replaced with the provisions set forth in Exhibit “A” to this Tenth Amendment attached hereto.

(c) Article 2 of the First Amendment is deleted and replaced with the provisions set forth in Exhibit “A” to this Tenth Amendment attached hereto.

(d) Article 1 Definitions of the Agreement is hereby amended to include the defined terms set forth in Exhibit “A” attached hereto.

(e) Any reference to Sections 10.05 or 10.06 of the Agreement, or Article 2 of the First Amendment shall be construed as referring to Exhibit “A” to the Tenth Amendment.

2.02    On July 23, 2003, Grantor delivered to Grantee a written notice of default claiming a past due balance of $[***] due and owing under the Agreement. Pursuant to the Agreement, Grantee is hereby issued a credit in the amount of $[***] (the “Lateral Credit”) under and pursuant to the terms of the Agreement, which credit constitutes payment in full by Grantor of any and all Lateral Segment credits due to Grantee under and pursuant to the Agreement for all sales of fiber prior to the date hereof for the Off-Net Lateral Segments described in Section A.04 of Exhibit A. Upon execution hereof, the past due balance shall be immediately paid through application of the Lateral Credit (leaving a remaining balance due and owing of $[***]). Within five (5) business days of execution of this Tenth Amendment, Grantee shall pay Grantor $[***], which payment, when made, shall constitute payment in full of all amounts due and owing for the invoices contained in Exhibit B attached hereto and incorporated herein by this reference (payment for which amounts was demanded in the notice of default).

ARTICLE 3

MISCELLANEOUS

3.01    Capitalized terms used but not defined in this Tenth Amendment shall have the respective meanings ascribed to them in the Agreement.

3.02    Except as amended by this Tenth Amendment, the original terms and conditions of the Agreement, as amended, shall continue in full force and effect and the Agreement, as amended, is hereby ratified and confirmed.

3.03    This Tenth Amendment may be executed in counterparts, each of which shall be deemed an original but together which shall constitute but one and the same instrument.

IN WITNESS WHEREOF. Grantor and Grantee have executed this Tenth Amendment as of the date first above written.

LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company

By:	John M.
Title:	Vice President
Date:	August 27, 2003

CABLE & WIRELESS USA, INC., a Delaware corporation

By:
Title:	Senior Corporate Counsel
Date:	August 27, 2003

EXHIBIT “A”

Lateral Segments

A.01 Defined Terms. The following terms shall be defined for purposes of this Exhibit “A”:

“Lateral Segment” shall mean the On-Net Lateral Segments and Off-Net Lateral Segments of the Grantor System identified as such in Section A.04 below or as otherwise agreed to by the parties pursuant to the terms set forth in Section A.06, and each of which shall be owned by Grantor. Each Lateral Segment shall be considered a “Segment” for other purposes in the Agreement.

“Lateral Segment Completion Date” shall mean, with respect to each Lateral Segment and subject to Force Majeure Events, the dates agreed to by the parties for completion of construction and installation of the Grantee Fibers within such Lateral Segment.

“Lateral Segment End Point” shall mean a designated point (generally located within a building or a manhole outside a building) at which access to the Lateral Segment is provided to Grantee.

“Lateral Segment Interconnection Point” shall mean a designated point (generally located at a Grantor manhole on the metropolitan backbone of the Grantor System) at which a Lateral Segment is or will be connected.

“Off-Net Lateral Segment” shall mean a Lateral Segment that connects the metropolitan backbone of the Grantor System on which Grantee has acquired Metropolitan Fibers to a building location where Grantor has, at the time the written request is submitted, not completed construction (including those Lateral Segments identified as Off-Net Lateral Segments in Section A.04 below).

“On-Net Lateral Segment” shall mean a Lateral Segment that connects the metropolitan backbone of the Grantor System on which Grantee has acquired Metropolitan Fibers to a building location where Grantor has, at the time the written request is submitted, already completed construction (including those Lateral Segments identified as On-Net Lateral Segments in Section A.04 below).

A.02 Grant of IRUs to Lateral Segments. Notwithstanding any other provision of the Agreement, Grantee shall acquire and Grantor shall grant an exclusive indefeasible right of use in the Grantee Fibers within the Lateral Segments subject to the terms and conditions set forth in this Exhibit A. The Term of the IRU in the Grantee Fibers within any Lateral Segment shall be as set forth in Article 5 of the Agreement; provided, Grantee shall have an option (only to the extent permissible by the Required Rights) to extend the Term for such Grantee Fibers so that the Term expires at the same time as the expiration of the Term of the initially-ordered Metropolitan Fibers which are connected to Grantee Fibers with such Lateral Segment. As an example only, if Grantee’s Term for Grantee Fibers within a Lateral Segment in [***]. To exercise the extension right, Grantee must deliver written notice thereof no sooner than one (1) year and no later than ninety (90) days prior to the expiration of the Term for the affected Grantee Fibers within the Lateral Segment. Any additional IRU Contribution or Recurring Charges applicable to such extension would be negotiated after delivery of Grantee’s written notice seeking extension; in the absence of agreement respecting such additional payments, no extension shall be permitted.

A.03 IRU Contribution for Off-Net Lateral Segments. For any additional Off-Net Lateral Segments that may be agreed to pursuant to Section A.06, the parties agree to use the following guidelines to calculate the applicable Costs:

•	Exclude the incremental boring and trenching costs for placing conduit capacity in excess of two-four inch conduits, one-eight inch conduit or equivalently sized conduit systems.

•	Exclude the cost of materials for any conduit capacity in excess of two-four inch conduits, one-eight inch conduit or equivalently sized conduit systems.

•	Exclude the cost of materials and splicing for any fiber capacity in excess of 144 fibers.

•	Grantee shall pay for the cost of the fiber termination panels required to terminate the fibers installed up to a maximum of 144 fibers, unless the fiber is terminated in a Grantor manhole without the use of a fiber termination panel.

A.04 List of Current Lateral Segments. Notwithstanding any other provision of the Agreement, the following table represents the entire list of Lateral Segments as of the execution date of this Tenth Amendment and Grantee hereby confirms its agreement to purchase and Grantor hereby confirms its agreement to provide the Grantee Fibers in such Lateral Segments as set forth in the table below, and on the terms and conditions set forth in this Exhibit “A.” Except as specified in the table below or as may be agreed to by the parties after the execution date of this Tenth Amendment, Grantor shall have no obligation to provide and Grantee shall have no obligation to purchase any Grantee Fibers in any additional commercial buildings or other Lateral Segments.

Lateral Segment Name	Type	Fiber Count	Lateral Segment Interconnection Point	Lateral Segment End Point	Lateral Segment Completion Date
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	On-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed

[***]	On-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	On-Net	[***]	[***]	[***]	Completed
[***]	On-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	On-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	On-Net	[***]	[***]	[***]	Completed
[***]	On Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed
[***]	Off-Net	[***]	[***]	[***]	Completed

[***]	On-Net	[***]	[***]	[***]	Completed
[***]	On-Net	[***]	[***]	[***]	Completed
[***]	On-Net	[***]	[***]	[***]	Completed
[***]	On-Net	[***]	[***]	[***]	Completed

*	Fiber and conduit extending beyond this point are treated as Off-Net Lateral Segments.

A.05 IRU Contribution for Current Lateral Segments. With respect to the Grantee Fibers located within the Lateral Segments listed in Section A.04 above, Grantor has fully performed Acceptance Testing and delivered the Grantee Fibers and Grantee has accepted and fully paid the IRU Contribution for all such Grantee Fibers.

A.06 Additional Lateral Segments. In the event that Grantee desires to purchase Grantee Fibers in additional Lateral Segments (other than those listed in Section A.04) during the Term, Grantee may request (in writing) that Grantor provide such fibers for On-Net Lateral Segments or undertake construction of same for Off-Net Lateral Segments. Upon receipt of such a request, Grantor shall notify Grantee whether additional fibers are available or whether Grantor has constructed or intends to construct such additional Lateral Segment and, if so, Grantor shall provide Grantee with a written notice specifying the IRU Contribution, a Lateral Segment Completion Date, a Lateral Segment Interconnection Point, a Lateral Segment End Point, the size and number of conduit and fibers that will be initially installed for each Off-Net Lateral Segment, and other terms and conditions relative to the proposed Lateral Segment. Grantor shall generally offer a fixed price for the IRU Contribution of additional On-Net Lateral Segments and an estimated price for the IRU Contribution of additional Off-Net Lateral Segments equal to [***] (based on the guidelines set forth in Section A.03 above) incurred by Grantor in connection with the construction and installation of such Off-Net Lateral Segment. Grantor’s written notice shall constitute a binding offer which shall be valid for a period of thirty (30) days after delivery to Grantee. Grantee shall accept such offer by delivering a written notice of acceptance to Grantor within such thirty (30) day period. Unless agreed to by the parties in writing, Grantor shall be under no obligation to provide Grantee Fibers on additional Lateral Segments, and Grantee shall not be obligated to contract with Grantor for Grantee Fibers on additional Lateral Segments.

A.07 Incremental Fiber. For the On-Net Lateral Segments specified in Section A.04, Grantee shall have the right, subject to availability as determined by Grantor, to purchase an IRU in [***] (less any fibers previously delivered) for a fee equal to the additional Costs incurred by Grantor in connection with providing such additional fibers to Grantee, including, without limitation, manhole access, splicing and other reasonable work. For the Off-Net Lateral Segments specified in Section A.04 and additional Off-Net Lateral Segments that may be agreed to pursuant to Section A.06, Grantor shall reserve for Grantee fibers equal to [***] installed in such Lateral Segment (less any fibers previously delivered) for a period of three years from the Acceptance Date of the initial fibers delivered along such Lateral Segment, and Grantee agrees to pay a fee for any additional fibers along such Lateral Segments equal to the additional Costs incurred by Grantor in connection with providing such additional fibers to Grantee, including, without limitation, manhole access, splicing and other reasonable work. For additional On-Net Lateral Segments that may be agreed to pursuant to Section A.06, Grantee may order, subject to availability as determined by Grantor, an IRU in additional fibers at Grantor’s then-current fixed pricing. All such amounts shall be due and payable by Grantee in accordance with Section 4.03 of the Agreement.

A.08 Credits. The terms of this Section A.08 shall only apply to the list of current Off-Net Lateral Segments set forth in Section A.04 above. In no event shall Grantee be entitled to any credits for any additional Lateral Segments that may be agreed to by the parties after the execution date of this Tenth Amendment.

If Grantor sells Dark Fiber to a second, third and fourth customer on an Off-Net Lateral Segment, Grantor shall issue a credit to Grantee for a portion of the IRU Contribution paid by Grantee with respect to such Off-Net Lateral Segment as set forth below:

2nd customer -	Grantee shall receive a credit equal to [***] of the IRU Contribution paid by Grantee for the Lateral Segment.
3rd customer -	Grantee shall receive an additional credit equal to [***] of the IRU Contribution paid by Grantee for the Lateral Segment.
4th customer -	Grantee shall receive an additional credit equal to [***] of the IRU Contribution paid by Grantee for the Lateral Segment.

For purposes of issuing credits under this Section, Grantor shall be treated as a subsequent customer at such time that Grantor establishes a point of presence within the building associated with such Off-Net Lateral Segment. The total cumulative credit shall in no event be greater than [***] of the initially paid IRU Contribution for such Off-Net Lateral Segment, and no credits shall be made with respect to any On-Net Lateral Segments.

The parties shall mutually agree upon the amount of Grantee’s credits on a quarterly basis. Upon agreement of the credit amount, Grantor shall notify Grantee in writing of such amount. Grantee shall only have the right to use credits to (i) off-set any amounts owed for any additional On-Net Lateral Segments that may be agreed to pursuant to Section A.06, (ii) off-set any amounts owed for incremental metro and/or long haul dark fiber, (iii) off-set any future invoice (except any invoice for an Off-Net Lateral Segment) due and owing from Grantee to Grantor under the Agreement, or (iv) off-set any amounts owed or invoiced for any other services provided by Grantor under a separate agreement as mutually agreed upon by the parties. Under no circumstances shall Grantee be entitled to cash refunds or payments as a result of the granting of any credit hereunder.

Exhibit “B”

Settled Invoices

Invoice	Invoice	Amount
38346	12/11/2002	[***]
40655	6/24/2003	[***]
39288	2/10/2003	[***]
36864	8/28/2002	[***]
36897	8/28/2002	[***]
39300	2/10/2003	[***]
41050/41219	6/23/2003	[***]
36888	8/28/2002	[***]
36875	8/28/2002	[***]
36883	8/28/2002	[***]
36884	8/28/2002	[***]
39715	3/4/2003	[***]
40337	4/25/2003	[***]
41491	7/10/2003	[***]
41696	7/24/2003	[***]
38359	12/11/2002	[***]
36877	8/28/2002	[***]
36881	8/28/2002	[***]
36893	8/28/2002	[***]
40193	4/10/2003	[***]
41212	6/30/2003	[***]
41053/41220	6/23/2003	[***]
38342	12/11/2002	[***]
36868	8/28/2002	[***]
38350	12/11/2002	[***]
41500	7/10/2003	[***]
38379	12/17/2002	[***]
41692	7/24/2003	[***]
38364	12/11/2002	[***]
40651	5/28/2003	[***]
36870	8/28/2002	[***]
38392	12/11/2002	[***]
1047067		[***]
1460704		[***]
39292	2/10/2003	[***]
36879	8/28/2002	[***]
40663	5/28/2003	[***]
40666	6/24/2003	[***]
41076	6/23/2003	[***]
38372	12/11/2002	[***]
40197	4/10/2003	[***]
40685	5/28/2003	[***]
36886	9/1/2002	[***]
36895	8/28/2002	[***]
41289	6/30/2003	[***]
36891	8/28/2002	[***]

40191	4/10/2003	[	***]
39651	3/3/2003	[	***]
36866	8/28/2002	[	***]
36889	8/28/2002	[	***]
40659	5/28/2003	[	***]
40180	4/10/2003	[	***]
39333	2/10/2003	[	***]
39312	2/10/2003	[	***]
41495	7/10/2003	[	***]
40681	5/28/2003	[	***]
41793	7/28/2003	[	***]
40677	5/28/2003	[	***]
41771	7/28/2003	[	***]
41070	6/23/2003	[	***]
41080	6/23/2003	[	***]
41779	7/28/2003	[	***]
39307	2/10/2003	[	***]
38352	12/11/2002	[	***]
38387	12/11/2002	[	***]
40671	5/28/2003	[	***]
39298	2/10/2003	[	***]
40176	4/10/2003	[	***]
38338	12/11/2002	[	***]
40172	4/10/2003	[	***]
39511	2/25/2003	[	***]
39655	3/3/2003	[	***]
1391526	2/19/2003	[	***]
1460704	3/31/2003	[	***]
39472	2/21/2003	[	***]
40290	4/22/2003	[	***]
40328	4/25/2003	[	***]
40332	4/25/2003	[	***]
41510	7/10/2003	[	***]
	Total	[	***]
	Total Credits Due	[	***]
	Total Amount Due	[	***]